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                                                                    EXHIBIT 23.9

                                    CONSENT

    I hereby consent to the use of my name as a nominee for the Board of Directors of Prism Financial Corporation in the Prospectus forming part of the Registration Statement on Form S-1 (the "Registration Statement") and for use of this consent for filing as an Exhibit to the Registration Statement.

                                          /s/ PENNY S. PRITZKER
                                          --------------------------------------
                                          Name: Penny S. Pritzker

Dated: March 19, 1999